Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Significant Accounting Policies (Textual)
Inventory write off	$ 1,759	$ 2,988	$ 2,211
Impairment of goodwill
Provisions for estimated sales returns	$ 570	580
Suboptimal exercise, description	The computation of the suboptimal exercise multiple based on empirical studies, the early exercise factor of public companies is approximately 100% for employees and 150% for managers.
Monthly deposits rate	8.33%
Notional principal amount of hedging contracts	$ 10,581	3,651
Severance and garden leave pay expenses	3,124	2,088	1,590
Fair value of outstanding forward and option	(111)	45
Advertising costs	$ 1,077	612	526
Liability for uncertain tax positions, description	The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement.
Bad debt expenses	$ 19	97	$ 216
Anti-dilutive excluded from calculation of diluted net earnings per share	884,028		1,498,503
Cumulative-effect adjustment to decrease retained earnings		69
Contract Liabilities	$ 3,931	2,090
Recognized revenues	1,232
Right-of-use leased assets	15,000
Revenues from shipping	$ 1,702	$ 1,355	$ 768
Lease term	98 years